UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2015

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800 Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 29, 2015, Resolute Energy Corporation, a Delaware corporation (the “Company”) filed a Current Report on Form 8-K dated December 22, 2015 reporting that Resolute Natural Resources Southwest, LLC, a Delaware limited liability company (“Resolute Southwest”), a wholly-owned subsidiary of the Company closed on a Purchase and Sale Agreement (the “PSA”) with Independence Resources Holdings, LLC, a Delaware limited liability company, to sell its Gardendale oil and gas properties in the Midland Basin in Midland and Ector counties, Texas (the “Gardendale Sale”).

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Attached as Exhibit 99.1 is the pro forma financial information reflecting the disposition described in Item 2.01 above and other less significant dispositions reported on Current Reports on Form 8-K dated October 6, 2015 and May 1, 2015.

(d) Exhibits

Exhibit 99.1Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2016	RESOLUTE ENERGY CORPORATION

	By:	/s/ J. A. Tuell
J. A. Tuell
Senior V.P. & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Financial Information.